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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    June 27, 2003
                                                  --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





          Michigan                      0-27656                  38-3261854
----------------------------         -------------          --------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


    21333 Haggerty Road, Suite 300, Novi, Michigan                 48375
    ----------------------------------------------               ----------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (248) 697-9000
                                                   -----------------------------


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 6.              NOT APPLICABLE.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)                 NOT APPLICABLE.

         (c)                        EXHIBITS.

                            99.1    Press Release issued June 27, 2003,
                                    announcing the Company's fiscal year 2003 operating results and fourth quarter operating profit, as well as its receipt of notification that it has regained compliance with Nasdaq listing requirements.

ITEM 8.                    NOT APPLICABLE.

ITEM 9.                    REGULATION FD DISCLOSURE.

         On June 27, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its operating results for fiscal year ended March 28, 2003 and its fourth quarter operating profit. In the press release, the Company also announced its receipt of notification from Nasdaq that the Company has regained compliance with the requirements for continued inclusion of its common stock on The Nasdaq SmallCap Market. The information contained in the press release is incorporated herein by reference. The information required by Form 8-K, Item 12 -- Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the attached exhibit shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHILDTIME LEARNING CENTERS, INC.


Date: June 27, 2003                      By: /s/ Frank M. Jerneycic
                                            ------------------------------------
                                            Frank M. Jerneycic
                                            Its: Chief Financial Officer and
                                                 Treasurer



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                               8-K EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION

EX- 99.1 Press Release issued June 27, 2003, announcing the Company's fiscal year 2003 operating results and fourth quarter operating profit, as well as its receipt of notification that it has regained compliance with Nasdaq listing requirements.